SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of this 13th day of November,  2013, by and between E-Factor Group Corp., a Nevada corporation (hereinafter referred to as “Pubco”), The E-Factor Corporation, a Delaware corporation (“Privco”) and the shareholders of Privco listed on Schedule A hereto (collectively, the “Privco Shareholders”).

WHEREAS, the Privco Shareholders collectively own approximately 30% of the issued and outstanding shares of Privco; and

WHEREAS, Pubco desires to acquire 100% of the issued and outstanding equity securities of Privco (the “Privco Shares”) held by the Privco Shareholders in exchange (the “Exchange”) for the issuance by Pubco to the Privco Shareholders of an aggregate of 39,080,906 newly issued shares of Pubco common stock, par value $0.001 per share (together with any securities into which such shares may be reclassified, the “Common Stock”) and the Privco Shareholders desire to exchange all Privco Shares for such shares of Common Stock on the terms described herein.

NOW THEREFORE, on the basis of the foregoing stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF PRIVCO

Privco hereby represents and warrants to Pubco as of the Closing Date (as defined below) as follows.

Section 1.01

Incorporation.  Privco is duly formed or organized, validly existing and in good standing under the laws of Delaware and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 1.02

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of Privco’s charter or bylaws.

Section 1.03

Approval of Agreement.  The Board of Directors of Privco has authorized the execution and delivery of this Agreement by Privco and has approved this Agreement and the transactions contemplated hereby.

Section 1.04

Valid Obligation.  This Agreement and all agreements and other documents executed by Privco in connection herewith constitute the valid and binding obligation of Privco, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF PUBCO

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Pubco hereby represents and warrants to Privco and the Privco Shareholders, as of the date hereof and as of the Closing Date, as follows.

Section 2.01

Organization.  Pubco is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 2.02

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach of any term or provision of Pubco’s charter or bylaws.

Section 2.03

Filings, Consents and Approvals.  Pubco is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by Pubco of this Agreement or any document or instrument contemplated hereby or thereby.

Section 2.04

Valid Obligation.  This Agreement and all agreements and other documents executed by Pubco in connection herewith and therewith constitute the valid and binding obligation of Pubco, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

THE PRIVCO SHAREHOLDERS

As an inducement to Pubco, each Privco Shareholder, severally but not jointly, hereby represents and warrants to Pubco as follows.

Section 3.01

Privco Shares.  Such Privco Shareholder is the record and beneficial owner, and has good title to, the Privco Shares appearing next to such Privco Shareholder’s name on Schedule A hereto.  Such Privco Shareholder has the right and authority to sell and deliver its Privco Shares, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever.  Upon delivery of any certificate or certificates duly assigned, representing the Privco Shares as herein contemplated and/or upon registering of Pubco as the new owner of the Privco Shares in the share register of Privco, Pubco will receive good title to the Privco Shares owned by such Privco Shareholder.

Section 3.02

Power and Authority. Such Privco Shareholder has the legal power, capacity and authority to execute and deliver this Agreement to consummate the transactions contemplated by this Agreement, and to perform his, her or its obligations under this Agreement.  This Agreement constitutes a legal, valid and binding obligation of such Privco Shareholder, enforceable against such Privco Shareholder in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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Section 3.03

No Conflicts.  The execution and delivery of this Agreement by such Privco Shareholder and the performance by such Privco Shareholder of its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any laws applicable to such Privco Shareholder and (c) will not violate or breach any contractual obligation to which such Privco Shareholder is a party.

Section 3.04

Purchase Entirely for Own Account.  The Exchange Shares (as defined in Section 4.01 herein) proposed to be acquired by such Privco Shareholder pursuant to the terms hereof will be acquired for investment for such Privco Shareholder’s own account, and not with a view to the resale or distribution of any part thereof.

Section 3.05

Acquisition of Exchange Shares for Investment.

(a)

Such Privco Shareholder is acquiring the Exchange Shares for investment purposes and for such Privco Shareholder’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Privco Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same.  Such Privco Shareholder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Exchange Shares.

(b)

Such Privco Shareholder represents and warrants that it: (i) can bear the economic risk of his respective investments, and (ii) possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in Pubco and its securities.

(c)

Such Privco Shareholder is not a “U.S. Person” as defined in Rule 902(k) of Regulation S of the Securities Act (“Regulation S”) and understands that the Exchange Shares are not registered under the Securities Act and that the issuance thereof to such Privco Shareholder is intended to be exempt from registration under the Securities Act pursuant to Regulation S.  Such Privco Shareholder has no intention of becoming a U.S. Person.  At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, such Privco Shareholder was outside of the United States.

(d)

Such Privco Shareholder acknowledges that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(e)

Such Privco Shareholder understands that the Exchange Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Shares or any available exemption from registration under the Securities Act, the Exchange Shares may have to be held indefinitely.

ARTICLE IV
PLAN OF EXCHANGE

Section 4.01

The Exchange.

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(a)

On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 4.03), each Privco Shareholder shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the Privco Shares owned by such Privco Shareholder to Pubco.

(b)

In consideration of the transfer of the Privco Shares to Pubco by the Privco Shareholders, Pubco shall issue to the Privco Shareholders an aggregate of [39,080,906] newly issued shares of Common Stock (the “Exchange Shares”), in the amounts set forth on Schedule A hereto.

(c)

At the Closing Date, each Privco Shareholder shall, on surrender of its certificate or certificates representing the Privco Shares owned by such Privco Shareholder to Pubco or its registrar or transfer agent, be entitled to receive the Exchange Shares.

Section 4.02

Closing.  The closing of the transactions contemplated by this Agreement (the “Closing,” and the date of the Closing, the “Closing Date”) shall occur and shall be deemed to be effective upon execution of this Agreement by all the Parties.

Section 4.03

Closing Events.  At the Closing, Pubco, Privco and the Privco Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 4.04

Termination.  This Agreement may be terminated by the parties only in the event that the parties do not meet the conditions precedent set forth in Articles VI and VII.  If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

ARTICLE V
OTHER AGREEMENTS AND COVENANTS

Section 5.01

Legends.  Each Privco Shareholder acknowledges and agrees that each certificate representing the Exchange Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES

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ACT.”

Section 5.02

Third Party Consents and Certificates.  Pubco and the Privco Shareholder agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF PUBCO

The obligations of Pubco under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01

Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Privco and the Privco Shareholders in this Agreement were true when made and shall be true at the Closing Date.  Privco and the Privco Shareholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

Section 6.02

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF
PRIVCO AND THE PRIVCO SHAREHOLDERS

The obligations of Privco and the Privco Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 7.01

Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Pubco in this Agreement were true when made and shall be true as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.  Additionally, Pubco shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Pubco.

Section 7.02

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 7.03

Consents.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Pubco after the Closing Date on the basis as presently operated shall have been obtained.

ARTICLE VIII
MISCELLANEOUS

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Section 8.01

Governing Law; Venue.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.02

Notices.  All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

If to Pubco or Privco:

EFactor Group Corp.

605 Market Street, Suite 600

San Francisco, California 94105

If to the Privco Shareholders, to the address set forth on their respective signature pages.

Any such notice or communication shall be deemed to have been given: (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by facsimile and receipt is confirmed by printed receipt and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 8.03

Confidentiality.  Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.  In the event of

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the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 8.04

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 8.05

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 8.06

Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 8.07

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

[Signature Page Follow]

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IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

EFACTOR GROUP CORPORATION

By: /s/ Adriaan Reinders
       Name: Adriaan Reinders
      Title:   Chief Executive Officer

THE E-FACTOR GROUP

By: /s/ Marion Freijsen
       Name: Marion Freijsen

       Title:  Chief Operating Officer

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Shareholder		Signature
FIRST STEP INTERNATIONAL BV	\s\	Dennis van Wijk
SHUYUE LUAN	\s\	Shuyue Luan
K. DORREPAAL	\s\	K. Dorrepaal
ASIF UPADHYE	\s\	Asif Upadhye
NITESH CHANDRA	\s\	Nitesh Chandra
HIDEO ITO	\s\	Hideo Ito
ARNE VAN BALGOIJEN	\s\	Arne van Balgoijen
ULYSSES BV	\s\	Arne van Balgoijen
AXEL DIETZ	\s\	Axel Dietz
G.N.T. ZIELEMAN	\s\	Bart Zieleman
SEBASTIANUS KUNTZ	\s\	Sebastianus Kuntz
GEEN WOORDEN MAAR DADEN BV	\s\	Benard van Oranje
G.J.M.	\s\	Bert Smink
RUDOLF JOHANNES GERARDUS LANGELAAN	\s\	Dolf Langelaan
DOTHY ROOS VAN RAADSHOOVEN	\s\	Dothy Roos van Raadshooven
M.Y.F. MONKHORST	\s\	Ernst Monkhorst
EVA HUKSHORN	\s\	Eva Hukshorn
F. VERSCHOOR	\s\	Frank Verschoor
FREDDY ROGGE	\s\	Freddy Rogge
FRITS WILLEM BAKKER	\s\	Frits Willem Bakker
DOUBLESHIFT B.V.	\s\	Geert Rietbergen
TAIPAN HOLDING	\s\	Geert Rietbergen
CEES QUIRIJNS	\s\	Cees Quirijns
GEORGE VAN BRUGGE	\s\	George van Brugge
BROOKLYN VENTURES GROUP	\s\	Hans Osnabrugge
HIERONIMUS HB STERK	\s\	Harry Sterk
STERKOM BV	\s\	Harry Sterk
HENK ENGELKES	\s\	Henk Engelkes
HERMAN OGGEL	\s\	Herman Oggel
SANDERS BUSINESS BV	\s\	Jan Schuiten
JAN VAN DEN BROEK	\s\	Jan van den Broek
J.F. WITTEBOLS	\s\	Jan Wittebols
JAN PAUL MENKE	\s\	Jan Paul Menke
JASPER GORTER	\s\	Jasper Gorter
TASK TECHNOLOGIES	\s\	Jeroen Tas
VAN DUYNHOVEN BEHEER BV	\s\	Johan Frecken
JOOST METTEN	\s\	Joost Metten
KHALID OUBAHA	\s\	Khalid Oubaha
KLAUS BERNING	\s\	Klaus Berning
A ROUKENS	\s\	Lex Roukens
LODEWIJK SLIPPENS	\s\	Lodewijk Slippens
LOUK DE BOTH	\s\	Louk de Both
ISSYS HOLDING B.V.	\s\	Marco Koeleman
MANOJ NATHWANI	\s\	Manoj Nathwani
M. E. SLEMMER	\s\	Michael Slemmer
MICHAEL GUDE	\s\	Michael Gude
MICHAEL M. VOETS	\s\	Michael M. Voets
P. BAKKER	\s\	Paul Bakker
PAUL ARLMAN	\s\	Paul Arlman
PAULINE DIRKMAAT	\s\	Pauline Dirkmaat
PETER KROM	\s\	Peter Krom
2BIB BV	\s\	Peter van Essen
2BIB BV	\s\	Peter van Essen
NTSU FUND I B.V	\s\	Piet Hein Boekel
ROB VAN DER LAAN	\s\	Rob van der Laan
R.F. VAN SCHEERS	\s\	Robin van Scheers
ROELIEBOELIE BV	\s\	Roeland Reinders
NARCISSUS TRUST	\s\	Roeland Reinders
ROELOF BORGGREVE	\s\	Roelof Borggreve
KIELDRECHT REAL ESTATE & FINANCIAL SERVICES BV.	\s\	Roelof Hendriks
ROMANO ACAMPORA	\s\	Romano Acampora
RONCHAL INVESTMENTS N.V.	\s\	Ronald Zimet
RONNY ROSENBAUM	\s\	Ronny Rosenbaum
AGHEN BV	\s\	Ronny Rosenbaum
SANDER-PAUL VISCH	\s\	Sander-Paul Visch
PILARIUS BV	\s\	Tanja Freijsen
TANJA FREIJSEN	\s\	Tanja Freijsen
TBE VINKE	\s\	Tijmen Vinke
TIMOTHEUS VAN DER VLIET	\s\	Timotheus van der Vliet
ORO DEL AMSTEL HOLDING BV	\s\	Victor Knaap
FOOLS GOLD BV	\s\	Welsey ter Haar
WIL VAN DER MEER	\s\	Wil Van der Meer
WINNO PLEIJSIER	\s\	Winno Pleijsier
PETER ALEXANDER UYLEMAN	\s\	Xander Uyleman
ALA ONLINE MARKETING B.V.	\s\	Yan Stuyf
ZSOLT SZABO	\s\	Zsolt Szabo
WILMARK OF NEVADA INC.	\s\	Bryant Cragun
FRANK VAN MINNEN	\s\	Frank van Minnen
BLUEBERRY CARD SERVICES LTD.	\s\	Bish Smeir
LONDON INVESTMENTS CONTROL LTD.	\s\	Martyn Braspenning
CASHBACK CARD LTD.	\s\	Paul Teleky
DASPV LTD.	\s\	Robert Wildmore
CHARLOTTE BOULTON	\s\	Charlotte Boulton
TERENCE RHODES	\s\	Terence Rhodes
BETTY W. MCGRATH	\s\	Betty W. McGrath
BRIAN MINOR	\s\	Brian Minor
CAMILLE JAYNE RT	\s\	Camille Jayne RT
CHARLIE WESTERMAN	\s\	Charlie Westerman
CHRIS TUNG	\s\	Chris Tung
C & L CRAWFORD	\s\	Clark Crawford
CYNTHIA COHEN	\s\	Cynthia Cohen
DR. D. KLEIN	\s\	Dr. David Klein
DHINENDRA YADAV	\s\	Dhinendra Yadav
DUANE HUDDLESTON	\s\	Duane Huddleston
DUSTIN ONESTI	\s\	Dustin Onesti
EDR INTERNATIONAL, INC.	\s\	Eduardo Del Riego EDR II
ERIC BOBO	\s\	Eric Bobo
EVA RYKR SMITH	\s\	Eva Rykr Smith
FELIX REZNICK	\s\	Felix Reznick
HAZEM S. AND ELIZABETH S. GAMAL	\s\	Hazem S. Gamal
DR. IZZY JUSTICE	\s\	Dr. Izzy Justice
DR. IZZY JUSTICE	\s\	Dr. Izzy Justice
ERIC BOBO	\s\	Eric Bobo
DR. J. HUNSTAD	\s\	Dr. John Hunstad
J.R. STOLLE	\s\	Jay Stolle
JACINTA SHABONG	\s\	Jacinta Shabong
JAMES SWEETACK	\s\	James Sweetack
JANE LANGRIDGE	\s\	Jane Langridge
JIM NOBLE	\s\	Jim Noble
JAMES E SOLOMON	\s\	James E Solomon
JOE BAUER	\s\	Joe Bauer
JOEL DROUET	\s\	Joel Drouet
JURRIAAN KAMP	\s\	Jurriaan Kamp
KENNETH F. WARDELL	\s\	Kenneth F. Wardell
LOUISE TRAVER	\s\	Louise Traver
MARK NOFFKE	\s\	Mark Noffke
MARK JOSEPH BECKFORD	\s\	Mark Joseph Beckford
MARYLIN BOBO	\s\	Marylin Bobo
MARTIN WELLS	\s\	Martin Wells
MAUREEN MILLER	\s\	Maureen Miller
MICHAEL LOVELADY	\s\	Michael Lovelady
SEARCHBLOC LLC	\s\	Milo Ryan
NATHAN WALASEK	\s\	Nathan Walasek
PETER VAN PRUISSEN	\s\	Peter van Pruissen
RICH DAVIS	\s\	Rich Davis
RICHARD BRIAN	\s\	Richard Brian
RICH DAVIS	\s\	Rich Davis
RICK SMITH	\s\	Rick Smith
DR. ROBERT MINOR	\s\	Dr. Robert Minor
ROBERT SMITH	\s\	Robert Smith
LEGACY OPPORTUNITY FUNDS, LLC	\s\	Rodney Sampson
LEGACY E.FACTOR INVESTMENT FUND, LLC	\s\	Rodney Sampson
SHEILA MARKO	\s\	Sheila Marko
STEVE CHAINANI	\s\	Steve Chainani
STU WINBY	\s\	Stu Winby
TATIANA ASAFAYEVA	\s\	Tatiana Asafayeva
THOMAS TRAINER	\s\	Thomas Trainer
VIRENDER KUMAR GOSWAMI	\s\	Virender Goswami
WALLY PINGEL	\s\	Wally Pingel
KARAK MALOLEY	\s\	Karak Maloley

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Schedule A

Privco Shareholders

Name	Shares of Privco Held	Percentage of Privco Shares Held	Shares of Pubco to be Received Upon Exchange
First Step International BV	94,514	0.98%	522,642
Shuyue Luan	5,000	0.05%	27,649
K. Dorrepaal	55,000	0.57%	304,138
Asif Upadhye	20,000	0.21%	110,596
Nitesh Chandra	27,470	0.29%	151,903
Hideo ITO	10,000	0.10%	55,298
Arne van Balgoijen	51,051	0.53%	282,301
Ulysses BV	183,641	1.91%	946,408
Axel Dietz	225,000	2.34%	1,177,968
G.N.T. Zieleman	15,000	0.16%	82,947
Sebastianus Kuntz	13,750	0.14%	76,035
Geen Woorden maar Daden BV	15,721	0.16%	86,934
G.J.M.	15,000	0.16%	82,947
Rudolf Johannes Gerardus Langelaan	13,750	0.14%	76,035
Dothy Roos van Raadshooven	13,202	0.14%	73,004
M.Y.F. Monkhorst	3,636	0.04%	20,106
Eva Hukshorn	199,315	2.07%	1,043,494
F. Verschoor	13,750	0.14%	76,035
Freddy Rogge	3,404	0.04%	18,823
Frits Willem Bakker	6,367	0.07%	35,208
DoubleShift B.V.	5,000	0.05%	27,649
Taipan Holding	12,500	0.13%	69,122
Cees Quirijns	20,000	0.21%	110,596
George van Brugge	60,750	0.63%	335,935
Brooklyn Ventures Group	4,887	0.05%	27,024
Hieronimus HB Sterk	90,000	0.93%	497,681
Sterkom BV	112,500	1.17%	562,490
Henk Engelkes	50,000	0.52%	276,489
Herman van Oggel	23,297	0.24%	128,827
Sanders Business BV	8,599	0.09%	47,551
Jan van den Broek	31,148	0.32%	172,242
J.F. Wittebols	126,960	1.32%	702,062
Jan Paul Menke	18,846	0.20%	104,214
Jasper Gorter	25,016	0.26%	138,333
Task Technologies	25,000	0.26%	138,245
Van Duynhoven Beheer BV	147,583	1.53%	772,660
Joost Metten	9,929	0.10%	54,905
Khalid Oubaha	86,786	0.90%	479,908
Klaus Berning	65,000	0.68%	359,436
A Roukens	13,750	0.14%	76,035
Lodewijk Slippens	225,000	2.34%	1,177,968
Louk de Both	1,250	0.01%	6,912
ISSYS Holding B.V.	6,367	0.07%	35,208
Manoj Nathwani	6,250	0.06%	34,561
M. E. Slemmer	4,879	0.05%	26,980
Michael Gude	63,778	0.66%	333,904
Michael M. Voets	49,402	0.51%	273,183
P. Bakker	4,793	0.05%	26,504
Paul Arlman	3,238	0.03%	17,905
Pauline Dirkmaat	67,500	0.70%	373,261
Peter Krom	1,834	0.02%	10,142
2Bib BV	5,078	0.05%	28,080
2Bib BV	25,000	0.26%	138,245
NTSU Fund I B.V	19,023	0.20%	105,193
Rob van der Laan	15,551	0.16%	85,994
R.F. van Scheers	6,875	0.07%	38,017
Roelieboelie BV	51,973	0.54%	287,400
Narcissus Trust	1,080,000	11.22%	5,638,946
Roelof Borggreve	171,839	1.78%	899,648
Kieldrecht Real Estate & Financial Services BV.	12,008	0.12%	66,402
Romano Acampora	50,000	0.52%	276,489
Ronchal Investments N.V.	111,086	1.15%	614,282
Ronny Rosenbaum	185,179	1.92%	969,488
AGHEN BV	46,295	0.48%	242,373
Sander-Paul Visch	9,653	0.10%	53,379
Pilarius BV	45,000	0.47%	248,840
Tanja Freijsen	45,000	0.47%	222,347
TBE Vinke	30,062	0.31%	166,236
Timotheus van der Vliet	19,281	0.20%	106,620
Oro del Amstel Holding BV	16,589	0.17%	91,734
Fools Gold BV	16,628	0.17%	91,949
Wil Van der Meer	100,000	1.04%	552,979
Winno Pleijsier	112,500	1.17%	588,984
Peter Alexander Uyleman	3,385	0.04%	18,718
Ala Online Marketing B.V.	3,552	0.04%	19,642
Zsolt Szabo	24,353	0.25%	134,667
Wilmark of Nevada Inc.	12,500	0.13%	69,122
Frank van Minnen	30,630	0.32%	169,377
Blueberry Card Services Ltd.	20,000	0.21%	110,596
London Investments Control Ltd.	13,423	0.14%	74,226
Cashback Card Ltd.	20,000	0.21%	110,596
DASPV Ltd.	666,668	6.92%	3,490,280
Charlotte Boulton	50,078	0.52%	276,921
Terence Rhodes	55,000	0.57%	304,138
Betty W. McGrath	221	0.00%	1,222
Brian Minor	9,434	0.10%	52,168
Camille Jayne RT	7	0.00%	39
Charlie Westerman	5,105	0.05%	28,230
Chris Tung	5,000	0.05%	27,649
C & L Crawford	18,868	0.20%	104,336
Cynthia Cohen	18	0.00%	100
Dr. D. Klein	9,434	0.10%	52,168
Dhinendra Yadav	1,523	0.02%	8,422
Duane Huddleston	5,000	0.05%	27,649
Dustin Onesti	10,000	0.10%	55,298
EDR International, Inc.	13,541	0.14%	74,879
Eric Bobo	147	0.00%	813
Eva Rykr Smith	25,000	0.26%	138,245
Felix Reznick	45,000	0.47%	248,840
Hazem S. and Elizabeth S. Gamal	27,081	0.28%	149,752
Dr. Izzy Justice	608	0.01%	3,362
Dr. Izzy Justice	340,689	3.54%	1,883,937
Eric Bobo	7,500	0.08%	41,473
Dr. J. Hunstad	13,207	0.14%	73,032
J.R. Stolle	32,615	0.34%	180,354
Jacinta Shabong	5,000	0.05%	27,649
James Sweetack	10,000	0.10%	55,298
Jane Langridge	1,693	0.02%	9,362
Jim Noble	315,000	3.27%	1,649,155
James E Solomon	91,891	0.95%	481,087
Joe Bauer	37,735	0.39%	208,666
Joel Drouet	3,385	0.04%	18,718
Jurriaan Kamp	7,938	0.08%	43,895
Kenneth F. Wardell	1,354	0.01%	7,487
Louise Traver	8,463	0.09%	46,799
Mark Noffke	5,000	0.05%	27,649
Mark Joseph Beckford	5,000	0.05%	27,649
Marylin Bobo	3,774	0.04%	20,869
Martin Wells	1,354	0.01%	7,487
Maureen Miller	5,000	0.05%	27,649
Michael Lovelady	5,078	0.05%	28,080
SearchBloc LLC	100,000	1.04%	552,979
Nathan Walasek	10,000	0.10%	55,298
Peter van Pruissen	25,525	0.27%	141,148
Rich Davis	112,952	1.17%	624,600
Richard Brian	688	0.01%	3,804
Rich Davis	231	0.00%	1,277
Rick Smith	35	0.00%	194
Dr. Robert Minor	18,868	0.20%	104,336
Robert Smith	71,697	0.74%	396,469
Legacy Opportunity Funds, LLC	135,000	1.40%	746,521
Legacy E.Factor Investment Fund, LLC	135,000	1.40%	746,521
Sheila Marko	1,693	0.02%	9,362
Steve Chainani	12,500	0.13%	69,122
Stu Winby	1,887	0.02%	10,435
Tatiana Asafayeva	5,000	0.05%	27,649
Thomas Trainer	86,041	0.89%	450,460
Virender Kumar Goswami	16,500	0.17%	91,241
Wally Pingel	51,051	0.53%	267,273
Karak Maloley	441	0.00%	2,439
			-
Total	7,293,393		39,080,906

{00282742.DOC.1}